                                                                    Exhibit 99.6

Order No.
Escrow No.
Loan No.

WHEN RECORDED MAIL TO:
Guy Lavergne, Esq.
237 Hymus Boulevard
Montreal (Pointe Claire)
Quebec, Canada
H9R 5C7

                     DEED OF TRUST WITH ASSIGNMENT OF RENTS
                                   (LONG FORM)
                              (ACCELERATION CLAUSE)

This DEED OF TRUST, made May _____, 2003, between SIPEX CORPORATION, a Massachusetts corporation, herein called TRUSTOR, whose address is 233 South Hillview Drive, Milpitas, CA 95035, Attention: Chief Financial Officer, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called TRUSTEE, and ALONIM INVESTMENTS, INC., a corporation incorporated under the laws of Canada, herein called BENEFICIARY

WITNESSETH: That Trustor grants to Trustee in Trust, with Power of Sale, that property (the "Property") in the City of Milpitas, County of Santa Clara, State of California, described as:

             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits for the Purpose of Securing
(1) payment of the sum of U.S. $10,560,000, with interest thereon according to the terms of that certain Convertible Secured Note (the "Note") of even date herewith made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof, (2) the performance of each agreement of Trustor incorporated by reference or contained herein and (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or its successors or assigns, by Beneficiary when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

Notwithstanding anything in this Deed of Trust to the contrary, in no event shall the Property include any personal property or equipment owned or leased by Trustor, whether or not located on the Property or used in connection therewith. However, to the extent that the same may be considered as being, or having become part of the buildings and without any admission to that effect on the part of the Trustor, Trustor's specialized systems (including, without limitation "clean-room" facilities) currently existing, or hereafter incorporated from time to time, into the buildings located on the Property, shall be included within the scope of this Deed of Trust, and shall be considered to form part of the Property.

If Trustor shall sell, convey, or alienate the Property, or any part thereof, or any interest therein, or shall be divested of its title or any interest therein in any manner or way, whether voluntarily of involuntarily, without the written consent of the Beneficiary being first had and obtained, Beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing same, immediately due and payable.

A.       To protect the security of this Deed of Trust, Trustor agrees:

         (1) To keep the Property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon, provided that Beneficiary makes available to Trustor the proceeds of any insurance received on account of such damage or destruction, and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting the Property or requiring any alterations or improvements to be made thereon; to comply with all recorded instruments relating to the maintenance or use of the Property; not to commit or permit waste thereof; not to commit, suffer or permit any act upon the Property in violation of law; to do all other acts which from the character or use of the Property may be reasonably necessary to preserve the value thereof, the specific enumerations herein not excluding the general. Notwithstanding anything to the contrary in this Deed of Trust, no failure to comply with any such laws or recorded instruments or to do any such acts shall constitute a default of Trustor unless it could reasonably be expected to have a Material Adverse Effect, which, for the purposes of this Deed of Trust, shall be deemed to occur if the cost to remedy the failure or non-compliance or the likely reduction in the fair market value of the Property as a result of the failure or non-compliance, which ever is greater, exceeds $600,000. The determination of the fair market value of the Property and its likely reduction shall be made by Stan Tish of Berliner, Kidder & Tish, 480 Lytton Avenue, Suite 2, Palo Alto, CA 94301, or such other appraiser as shall be approved by Trustor and Beneficiary who is a Member of the Appraisal Institute and has experience in valuing commercial and industrial properties in Santa Clara County. In the event the appraiser determines that there is a Material Adverse Effect, the cost of the appraisal shall be borne by Trustor; otherwise, the cost of the appraisal shall be borne by Beneficiary. Notwithstanding the foregoing, Trustor may modify the "clean room" facilities currently existing, or hereafter incorporated from time to time, into the buildings located on the Property, to alter or improve such "clean room" facilities in the ordinary course of Trustor's business.

         (2) To provide, maintain and deliver to Beneficiary property insurance reasonably satisfactory to and with loss payable to Beneficiary. Without limiting the generality of the foregoing, Beneficiary shall have the right to reasonably approve the nature and scope of the property insurance coverage, the identity of the insurer(s), the amount of insurance coverage and the amount of any deductibles or self-insured retention and to require that Trustor forthwith subscribe, and maintain in effect, such additional or different insurance coverage as Beneficiary, acting reasonably, may deem appropriate or desirable. Within thirty (30) days after the date hereof, the Trustor shall provide the Beneficiary with a certificate and summary of all property, business interruption, liability, workmen's compensation and other insurance subscribed by the Trustor. All amounts collected under any property insurance policy shall be released to Trustor for the repair and restoration of the Property pursuant to a disbursement procedure reasonably acceptable to Beneficiary, provided that if, with Beneficiary's consent, the Property is not to be so repaired or restored, all amounts so collected shall be applied by Beneficiary upon the indebtedness secured hereby. Such release or application shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

         (4) To pay: at least ten days before delinquency all taxes and assessments affecting the Property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on the Property or any part thereof, which appear to be prior or

                                                                    Exhibit 99.6

superior hereto; all costs, fees and expenses of this Trust.

         Should Trustor be in default under this Deed of Trust, beyond applicable notice and cure periods, due to Trustor's failure to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do but with prior notice to upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may reasonably deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

         (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

         (6) To comply with the following provisions concerning environmental laws and hazardous substances, failure with which to comply could reasonably be expected to have a Material Adverse Effect.

         (a) As used in this paragraph 6:

                  (i) "Environmental Laws" shall mean all federal, state and local laws, ordinances, rules and regulations now or hereafter in force, as amended from time to time, in any way relating to or regulating human health or safety, industrial hygiene or protection of the environment.

                  (ii) "Hazardous Substances" shall mean any substance or material that is described, designated or regulated as a toxic or hazardous substance, waste or material or a pollutant or contaminant, or words of similar import, in any of the Environmental Laws.

                  (iii) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment, including continuing migration, of Hazardous Substances into, onto or through the soil, surface water or groundwater of the Property, whether or not caused by, contributed to, permitted by, acquiesced to or known to Trustor in violation of Environmental Laws.

                  (iv) "User" means any person other than Trustor who occupies, uses or comes onto or has occupied, used or come onto the Property or any part thereof and any agent or contractor of such a person.

         (b) Trustor represents and warrants to Beneficiary that as of the date of this Deed of Trust and to the best of Trustor's knowledge, based on due inquiry and investigation (which inquiry and investigation, as to any property other than the Property, is based on and limited to environmental assessments prepared by Trustor's consultants):

                  (i) except as previously disclosed in writing by Trustor to Beneficiary (A) no Hazardous Substances in excess of permitted levels or reportable quantities under applicable Environmental Laws are present in, on or under the Property or any nearby real property which could migrate to the Property, (B) no Release or threatened Release exists or has occurred, (C) neither Trustor nor any User has ever used the Property or any part thereof for the production, manufacture, generation, treatment, handling, storage, transportation or disposal of Hazardous Substances in violation of Environmental Laws, (D) no underground, surface or elevated storage tanks of any kind, wells (except domestic water wells), septic tanks, pits, ponds or other impoundments ("Tanks") are or ever have been located in or on the Property, and (E) no investigation, claim, demand, action or proceeding of any kind relating to any Release or threatened Release or any past or present violation of any Environmental Laws relating to the Property has been made or commenced, or is pending, or is being threatened by any governmental authority or other person;

                  (ii) all operations and activities at, and the use and occupancy of, the Property comply with all applicable Environmental Laws to the extent that non-compliance with any of the foregoing could reasonably be expected to have a Material Adverse Effect;

                  (iii) Trustor is in strict compliance with, and Trustor has not received any notice that any User is not in compliance with, every permit, license and approval required by all applicable Environmental Laws for all activities and operations at, and the use and occupancy of, the Property, to the extent that non-compliance with any of the foregoing could reasonably be expected to have a Material Adverse Effect;

                  (iv) neither the Property, nor any portion thereof, nor any adjacent property or portion thereof, has been or is proposed to be listed under the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601, et seq.), or any analogous state law; and

                  (v) any written disclosure submitted by or on behalf of Trustor to Beneficiary at Beneficiary's request concerning any Release or threatened Release, past or present compliance by Trustor, User or any other person of any Environmental Laws applicable to the Property, the past and present use and occupancy of the Property, any environmental concerns relating to the Property and the like, was true and complete when submitted to the extent that any inaccuracy or incompleteness of the disclosure could reasonably be expected to have a Material Adverse Effect.

         (c) Trustor agrees that:

                  (i) Except in the ordinary course of business, and in compliance with all applicable Environmental Laws, Trustor promises that neither Trustor nor any User shall use, produce, manufacture, generate, treat, handle, store, transport, or dispose of any Hazardous Substances in, on or under the Property, or use the Property for any such purposes in such a manner as could reasonably be expected to have a Material Adverse Effect;

                  (ii) Trustor shall not cause, contribute to, permit or acquiesce to any Release or threatened Release;

                  (iii) Trustor shall comply fully, and shall cause every User to comply fully, with all Environmental Laws applicable to the Property, and all other laws, ordinances and regulations applicable to the use or occupancy thereof, or any operations or activities therein or thereon, to the extent that non-compliance with any of the foregoing could reasonably be expected to have a Material Adverse Effect;

                  (iv) With respect to any Tanks disclosed in writing to Beneficiary, Trustor shall comply with all Environmental Laws and any requirements of city or county fire departments, applicable to the maintenance and use of such Tanks, including, without limitation, Title 40 of the Code of Federal Regulations part 112, the non-compliance with which could reasonably be expected to have a Material Adverse Effect;

                  (v) To facilitate performance of Trustor's obligations under subparagraphs (c)(I), (ii), (iii) and (iv) of this paragraph A (6)(c), Trustor shall regularly inspect the Property, monitor the activities and operations of every User and confirm that every User has obtained and fully complies with all permits, licenses and approvals required by all applicable Environmental Laws, the non-compliance with which could reasonably be expected to have a Material Adverse Effect;

                  (vi) Promptly after Trustor obtains any information indicating any Release or threatened Release, or that Hazardous Substances in, on or under any nearby property could migrate to the Property or a violation of any Environmental Laws may have occurred or could occur regarding the Property, Trustor shall give notice thereof to Beneficiary with a reasonably detailed description of the event, occurrence or condition in question;

                  (vii) If Beneficiary obtains any information that Beneficiary believes in good faith indicates a reasonable possibility of a Release or threatened Release, or that Hazardous Substances in, on or under any nearby real property could migrate to the Property or any violation of any Environmental Laws may have occurred or could occur regarding the Property, then Trustor shall, at the expense of Trustor, promptly after a request by Beneficiary, or Beneficiary may at Trustor's expense any time prior to completion of a judicial or nonjudicial foreclosure, engage a qualified environmental engineer to conduct a comprehensive environmental assessment of the Property and prepare and submit to Beneficiary a written report containing the findings and conclusions resulting from such investigation. Trustor shall, on demand, pay to Beneficiary all sums expended by Beneficiary in connection with any such comprehensive environmental assessment;

                  (viii) Trustor shall permit, or cause any User to permit, Beneficiary or its agents or independent contractors to enter and inspect the Property (including the taking of building materials, soil and groundwater samples) at any reasonable time and after reasonable notice, except in an emergency, whether or not a default has occurred under this Deed of Trust, and including after the commencement of judicial or nonjudicial foreclosure proceedings, for purposes of determining, to the extent reasonably necessary: the existence, location or nature of any Hazardous Substances into, onto, or spread beneath or from the Property, that is located or has been spilled, disposed of, discharged or released on, under or about the Property. Trustor acknowledges that all inspections and reviews undertaken by Beneficiary are solely for the benefit and protection of Beneficiary and agrees that Beneficiary shall have no duty to Trustor with respect to Hazardous Substances or Environmental Laws as a result of any such inspections, and such inspections shall not result in a waiver of any default by Trustor. If Trustor or any User fails to comply fully with the terms of this provision, Beneficiary may obtain affirmative injunctive relief to compel such compliance; and

                  (ix) If any Release or threatened Release exists or occurs before this Deed of Trust is reconveyed or foreclosed upon, or if Trustor is in breach of any of its representations, warranties or covenants as set forth in this paragraph A (6), Trustor shall promptly give notice of the condition to Beneficiary, and Trustor shall at its own expense cause all Hazardous Substances to be cleaned up and removed from the Property, and the Property shall be restored, in compliance with all applicable Environmental Laws and other laws, ordinances, rules and regulations (the "Remediation Work"). If requested by Beneficiary, Trustor shall submit to Beneficiary, for Beneficiary's prior approval, complete plans and specifications for all Remediation Work to be done before any Remediation Work is performed, except in an emergency. Alternatively, if Trustor is in default hereunder beyond applicable notice and cure periods, Beneficiary may cause such Remediation Work to be completed at Trustor's expense.

         (d) Beneficiary shall have the right to advise appropriate governmental authorities of any environmental condition on or affecting the Property to the extent that Beneficiary is obligated to do so under applicable law.

         (e) Trustor and its successors and assigns shall indemnify, defend, protect, and hold harmless Beneficiary, and/or Trustee, its directors, officers, employees, agents, shareholders, successors and assigns and their officers, employees or agents, from and against any and all claims, suits, damages, foreseeable and unforeseeable consequential damages, liens, losses, liabilities, interest, judgments, cleanup costs, demands, actions, causes of action, injuries, administrative proceedings and orders, consent agreements and orders, penalties, costs and expenses (including any fees and expenses incurred in enforcing this indemnity, any reasonable out-of-pocket litigation costs, sums paid in settlement of claims, and all reasonable consultant, expert and counsel fees and expenses, including in-house legal services) of any kind whatsoever ("Claims") paid, incurred or suffered by, or asserted against Beneficiary and/or Trustee, including but not limited to Claims arising out of loss of life, injury to persons, trespass or damage to or contamination of property or natural resources, or injury to business, in connection with or arising out of the activities of Trustor on the Property, Trustor's predecessors in interest, third parties who have been invited, permitted or trespassed on the Property, or parties in a contractual relationship with Trustor, or any of them, or which directly or indirectly arise out of or result from or in any way connected with the Property, whether or not caused by Trustor or within the control of Trustor, including without limitation: (i) the Release, threatened Release of any Hazardous Material at, from, within, on or under the Property; (ii) Trustor's breach of any of the representations, warranties and covenants contained herein; and (iii) Trustor's violation or alleged violation of any applicable Environmental Law. The foregoing indemnity shall not include any Claims to the extent attributable to the actions or failure to act of Beneficiary or any persons for whom Beneficiary is legally responsible.

         (f) Trustor's representations, warranties, covenants and indemnities contained herein shall survive the occurrence of any event whatsoever, including without limitation the payoff of the promissory note secured hereby, the reconveyance or foreclosure of this Deed of Trust, the acceptance by Trustee of a deed in lieu of foreclosure, or any transfer or abandonment of the Property.

B.       It is mutually agreed:

         (1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who shall apply or release such moneys received by it in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

         (2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right to require prompt payment when due of all other sums so secured.

         (3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of the Property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

         (4) That upon written request of Beneficiary stating that all sums secured hereby have been paid or otherwise satisfied, and upon surrender of this Deed of Trust and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         (5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time by a receiver to be appointed by a court, and without regard to the

                                                                    Exhibit 99.6

adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Property or any part thereof, in its own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         (6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, said note and all documents evidencing expenditures secured hereby.

         After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

         After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

         Notwithstanding anything to the contrary in the Note, this Deed of Trust, the Securities Purchase Agreement between Trustor and Beneficiary dated of even date herewith, or any other document or instrument evidencing or securing the indebtedness evidenced by the Note, no failure of Trustor to pay, observe or perform any term or condition thereof, and no inaccuracy of any representation or warranty thereunder, shall constitute a default of Trustor until Beneficiary has delivered Trustor written notice thereof and Trustor has failed to cure the same (i) within ten (10) days thereafter as regards matters that may be cured solely by the payment of money, or (ii) within thirty (30) days thereafter as regards all other matters, provided, however, that if such matter cannot reasonably be cured within thirty (30) days, as long as Trustor promptly commences such cure and diligently proceeds with such cure, such period shall be extended for the reasonable time required to perform such cure.

         (7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new Trustee.

         (8) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees of the note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

         (9) That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

         The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to it at its address hereinbefore set forth.

                  SIGNATURE OF TRUSTOR

SIPEX CORPORATION

By ___________________________________

         Its______________________________

STATE OF CALIFORNIA                          }
                                             }ss.
COUNTY OF ___________________________________}

On_______________________ before me, ______________________, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _______________________________________

                                          (This area for official notarial seal)
DO NOT RECORD                                      REQUEST FOR FULL RECONVEYANCE

TO FIRST AMERICAN TITLE INSURANCE COMPANY, TRUSTEE:

The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

                                     Dated _____________________________________

Please mail Deed of Trust,
Note and Reconveyance to _______________________________________________________

DO NOT LOSE OR DESTROY THIS DEED OF TRUST OR THE NOTE WHICH IT SECURES. BOTH MUST BE DELIVERED TO THE TRUSTEE FOR CANCELLATION BEFORE RECONVEYANCE WILL BE MADE.

                                   EXHIBIT "A"
                                       TO
                     DEED OF TRUST WITH ASSIGNMENT OF RENTS

Real property in the City of Milpitas, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 2, as shown on that certain Map entitled, "Parcel Map being a portion of Parcel 3, as shown upon that certain Parcel Map recorded in Book 493 of Maps page(s) 19 and 20, Records of Santa Clara County," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on May 24, 1989 in Book 586 of Maps, at pages 37 and 38.

PARCEL TWO:

An easement for the purpose of ingress and egress, said easement being more particularly described as follows:

Being a portion of Parcel 3 as shown upon that certain Parcel Map, recorded in Book 493 of maps, at page 19 and 20, Records of Santa Clara County, being more particularly described as follows:

Commencing at a point on the Northeasterly boundary line of said Parcel 3, said point being the Southerly terminus of the course shown as "R=75 angle = 124(degree) 50' 34" L=163.42" on said map.

Thence, from said point of commencement, along said Northeasterly boundary line of said Parcel 3, from a tangent bearing of N. 41(degree)25' 04" W., along a curve to the right, having a radius of 75.00 feet, through a central angle of 17(degree)25' 24", for an arc length of 22.81 feet; thence, leaving said Northeasterly line N. 23(degree)59'40" W. 75.00 feet; thence S. 66(degree)00' 20" W., 21.77 feet; thence, N. 23(degree)59'40" W., 214.85 feet to the true point of beginning; thence, from said true point of beginning S. 66(degree)00' 20" W., 116.50 feet; thence N. 23(degree)59' 40" W., 12.50 feet; thence N.
66(degree)00' 20" E. 116.50 feet; thence, S. 23(degree)59' 40" E., 12.50 feet to the true point of beginning.

PARCEL THREE:

An easement for the purpose of a Private Sanitary Sewer and Private Storm Drainage, said easement being more particularly described as follows:

Being a portion of Parcel 3 as shown upon that certain Parcel Map recorded in Book 493 of Maps, at pages 19 and 20, Records of Santa Clara County, being more particularly described as follows:

Commencing at a point in a Northeasterly boundary line of said Parcel 3 said point being the

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Southerly terminus of the course shown as "R=75, angle = 124(degree) 50'34",
L=163.42" on said Map.

Thence, from said point of commencement, along said Northeasterly boundary line of said Parcel 3, from a tangent bearing of N. 41(degree)25' 04" W, along a curve to the right, having a radius of 75.00 feet, through a central angle of 17(degree)25' 24", for an arc length of 22.81 feet; thence, leaving said Northwesterly line N. 23(degree)59 '40" W., 40.00 feet to a point in the line designated as "10' PSUE & PE" on said Map said point being the true point of beginning; thence, from said true point of beginning, N. 23(degree)59' 40" W.
35.000 feet; thence, N. 66(degree)00' 20" E., 35.00 feet to a point in said line designated as "10' PSUE and PE"; thence, along said line, from a tangent bearing of S. 37(degree)55' 59" W., along a curve to the left, having a radius of 85.00 feet, through a central angle of 33(degree)51' 18", for an arc length of 50.22 feet to the true point of beginning.

PARCEL FOUR:

An easement for the purpose of Private Storm Drainage, said easement being more particularly described as follows:

Being a portion of Parcel 3 as shown upon that certain Parcel Map recorded in Book 493 of Maps, at pages 19 and 20, Records of Santa Clara County, being more particularly described as follows:

Being a strip of land uniform width of 10.00 feet, measured at right angles, the center line of which is described as follows:

Commencing at a point in a Northeasterly boundary line of said Parcel 3 said point being the Southerly terminus of the course shown as "R=75, angle 124(degree) 50'34", L = 163.42" on said Map.

Thence, from said point of commencement, along said Northeasterly boundary line of said Parcel 3, from a tangent bearing of N 41(degree)25' 04" W., along a curve to the right, having a radius of 75.00 feet, through a central angle of 17(degree)25' 24", for an arc length of 22.81 feet; thence, leaving said Northeasterly line N. 23(degree)59' 40" W. 75.00; thence, S. 66(degree)00' 20"
W. 21.77 feet; thence N. 23(degree)59' 40" W, 227.35 feet; thence, S. 66(degree)00' 20" W., 116.50 feet; thence, N. 23(degree)59' 40" W., 36.25 feet to the true point of beginning; thence, from said true point of beginning S. 54(degree)14' 14" W., 6.13 feet; thence, S. 72(degree)32' 10" W., 231.38 feet;
thence, S. 11(degree)55' 04" E. 151.16 feet to a point in a line parallel with and 6.00 feet Northeasterly, measured at right angles, from the Southwesterly line of said Parcel 3; thence, along said parallel line S. 23(degree)59' 40" E.,
447.50 feet to the intersection thereof with the adjusted lot line per City of Milpitas, Resolution N. 5318, dated July 15, 1986; said point being the terminal point of herein described center line.

PARCEL FIVE:

An easement for the purpose of Private Sanitary Sewer and Private Storm Drainage, said easement being more particularly described as follows:

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Being a portion of parcels 2 and 3 as shown upon that certain parcel Map, recorded in Book 493 of Maps at pages 19 and 20, Records of Santa Clara County, being more particularly described as follows:

Commencing at the most Southerly corner of said Parcel 3; thence from said Point of Commencement, along the Southwesterly boundary line of said Parcel 2, S 23(degree) 59' 40" E, 10.00 feet to the True Point of Beginning; thence, from said True Point of Beginning, leaving said line, at right angles, parallel with the Southeasterly boundary line of said Parcel 3, N 66(degree) 00' 20" E, 20.00 feet; thence, at right angles, parallel with the aforementioned Southwesterly boundary line, N 23(degree) 59' 40" W, 42.50 feet; thence, at right angles, parallel with the aforementioned Southeasterly boundary line, S 66(degree) 00' 20" W, 20.00 feet to a point in the Southwesterly boundary line of said Parcel 3; thence, along said Southwesterly boundary line of said Parcel 3 and Parcel 2 at right angles, S 23(degree) 59' 40" E, 42.50 feet to the True Point of Beginning.

APN: 086-38-029
ARB: 86-28-13.03.06

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